Supplement dated June 7, 2013 to the Wilmington Funds

Prospectus dated August 31, 2012 (the “Prospectus”)

Effective June 7, 2013, the information in the Prospectus with respect to the Wilmington Multi-Manager International Fund will be amended, supplemented or replaced as follows:

Change in Sub-Advisor

Effective at the close of business on June 7, 2013, Acadian Asset Management LLC (“Acadian”) will cease to be a sub-advisor of the Wilmington Multi-Manager International Fund (the “Fund”). Accordingly, as of June 7, 2013, all references to Acadian and its portfolio management team in the Prospectus are hereby deleted and replaced as described below:

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on page 21 of the Prospectus:

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Baring International Investment Limited (“Barings”), Dimensional Fund Advisors LP (“Dimensional”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), and Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers	Title	Service Date (with the Fund)
Samuel Fraundorf, CFA, CPA	President at WTIA	2012
George Chen, CFA, CIPM	Assistant Vice President and Research Analyst at WTIA	2012
Clement K. Miller, CFA	Administrative Vice President at WTIA	2012
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2012
David Bertocchi, CFA	Divisional Director at Barings	2009
Jonathan Greenhill	Equity Investment Manager at Barings	2011
Tom Mann, CFA	Equity Investment Manager at Barings	2012
Karen E. Umland, CFA	Vice President and Senior Portfolio Manager at Dimensional	2012
Joseph H. Chi, CFA	Co-Head of Portfolio Management and Senior Portfolio Manager at Dimensional	2012
Jed S. Fogdall	Co-Head of Portfolio Management and Senior Portfolio Manager at Dimensional	2012
Henry F. Gray	Vice President and Head of Global Equity Trading at Dimensional	2012
Puneet Mansharamani, CFA	Partner and Senior Quantitative Analyst at LSV	2000
Josef Lakonishok	Partner, Chief Executive Officer and Chief Investment Officer at LSV	1994
Menno Vermeulen, CFA	Partner and Senior Quantitative Analyst at LSV	1995
Howard Appleby, CFA	Principal at Northern Cross	2012
Jean-Francois Ducrest	Principal at Northern Cross	2012
James LaTorre, CFA	Principal at Northern Cross	2012
Edward E. Wendell, Jr.	Principal at Northern Cross	2012
David M. Stein, Ph.D	Chief Investment Officer at Parametric	2012
Thomas C. Seto	Director of Portfolio Management and Portfolio Manager at Parametric	2012

The following amends and replaces certain information on page 113 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Multi-Manager International Fund (formerly, MTB International Equity Fund) – R. Samuel Fraundorf, CFA,CPA, George Chen, CPA, CIPM, Clement K. Miller, CFA and Thomas R. Pierce, CFA allocate the assets of the International Fund among the sub-advisors. David Bertocchi, Jonathan Greenhill, Tom Mann, Karen E. Umland, Joseph H. Chi, Jed S. Fogdall, Henry F. Gray, Puneet Mansharamani, Josef Lakonishok, Menno Vermeulen, Howard Appleby, CFA, Jean-Francois Ducrest, James LaTorre, CFA, Edward E. Wendell, Jr., David M. Stein, and Thomas C. Seto, Portfolio Managers for the sub-advisors, jointly manage the International Fund. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

The “Portfolio Manager Biographies” of the Acadian portfolio managers on pages 118-120 of the Prospectus is hereby deleted.

Please keep this Supplement for future reference.

SP-WT-PRO-001-060713

Supplement dated June 7, 2013, to the Wilmington Funds

Statement of Additional Information dated August 31, 2012 (the “SAI”)

Wilmington Multi-Manager International Fund (the “Fund”)

Effective at the close of business on June 7, 2013, Acadian Asset Management LLC (“Acadian”) will cease to be a sub-advisor of the Fund. Accordingly, as of June 7, 2013, all references to Acadian and its portfolio management team in the SAI are hereby deleted and replaced as described below:

The following amends and replaces the information pertaining to the Fund on pages 90-91 of the SAI:

MULTI-MANAGER INTERNATIONAL FUND

Each of Baring International Investment Limited (“Barings”), Dimensional Fund Advisors LP (“Dimensional”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), and Parametric Portfolio Associates LLC (“Parametric”) act as sub-advisors to the Multi-Manager International Fund. The Advisor will allocate assets of the Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to every sub-advisor.

Barings is located at 155 Bishopsgate, London EC2M, 3XY, United Kingdom.

Dimensional is located at 6300 Bee Cave Road, Building One, Austin, TX 78736.

LSV is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Northern Cross is located at 125 Summer Street, Boston, MA 02110.

Parametric is located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Barings	0.45%
Dimensional	0.45% on the first $50 million in assets; and
0.30% on assets over $50 million
LSV	0.49%
Northern Cross	0.55% on the first $1 billion in assets; and 0.50% on assets over $1 billion
Parametric	For assets allocated to the Emerging Markets Strategy:
0.80% on the first $100 million in assets; and
0.75% on assets over $100 million
For assets allocated to the Developed Country Index Replication Strategy:
0.275% on the first $50 million in assets; and
0.20% on assets over $50 million

All references to Acadian and its portfolio management team on page 100 of the SAI are hereby deleted.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager International Fund

LSV Asset Management

155 North Wacker Drive

Suite 4600

Chicago, IL 60606

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, Texas 78736

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, Washington 98101

Northern Cross LLC

125 Summer Street

Boston, MA 02110

Please keep this Supplement for future reference.

SP-WT-SAI-001-060713